                                                                 EXHIBIT 10.61.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of April 9, 2004, is entered into among FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the "Borrower"), the lenders listed on the signature pages hereof as Lenders (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent").

                                   BACKGROUND

         A. The Borrower, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 4, 2003 (the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

         B.       The Borrower has requested an amendment to the Credit
Agreement.

         C. The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent covenant and agree as follows:

         1.       AMENDMENTS.

         (a) Section 5.05(e) of the Credit Agreement is hereby amended to read as follows:

                  (e) Neither the Borrower nor any of its Subsidiaries has any Off-Balance Sheet Liabilities except those permitted pursuant to
         Section 7.04(n).

         (b) Section 7.04 of the Credit Agreement is hereby amended to read as follows:

                  7.04 LIMITATION ON INDEBTEDNESS. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                  (a)      Indebtedness incurred pursuant to this Agreement;

                  (b) Indebtedness consisting of Contingent Obligations in respect of obligations of other Persons in an aggregate amount not to exceed at any one time outstanding 2% of Net Worth;

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                  (c)      Indebtedness existing on the Closing Date and
         identified on Schedule 7.04;

                  (d) Indebtedness incurred in the ordinary course of business in connection with (i) Capital Leases which are non-recourse to the Borrower or its Subsidiaries and (ii) other Capital Leases in an aggregate amount not to exceed at any one time outstanding 2% of Net Worth;

                  (e) Obligations under Swap Contracts entered into for hedging purposes;

                  (f) Indebtedness of the Borrower and its Subsidiaries having a maturity of 92 days or less representing borrowings from a bank or banks with which the Borrower or such Subsidiary has a depository relationship, which borrowings shall be fully secured by Cash Equivalents purchased by the Borrower or such Subsidiary with the proceeds of such borrowings;

                  (g) Obligations incurred in the ordinary course of business in connection with "1031 exchange" or relocation service transactions and secured by the properties which are the subject of such transactions;

                  (h) Indebtedness of a Person that becomes a Subsidiary after the Closing Date pursuant to a Permitted Acquisition, which Indebtedness existed prior to such Acquisition and was not created in contemplation thereof;

                  (i) so long as no Default or Event of Default has occurred and is continuing at the time of incurrence thereof or after giving effect thereto, unsecured Indebtedness of the Borrower; provided that such Indebtedness (i) shall mature no earlier than November 5, 2008, (ii) shall not have any scheduled principal payments or provide for any mandatory prepayments or redemptions or repurchases not otherwise provided to the Lenders hereunder (including by way of a default under this Agreement) prior to November 5, 2008, (iii) has covenants, defaults and other terms and conditions (other than interest rates) no more restrictive than those contained in this Agreement, and
         (iv) at any time a Guaranty Trigger Event has occurred and is continuing, shall not exceed, when aggregated with all other Indebtedness outstanding under this clause (i), $700,000,000, provided that any Indebtedness permitted to be incurred pursuant to this clause
         (i) prior to a Guaranty Trigger Event shall continue to be permitted and may remain outstanding at such time as a Guaranty Trigger Event has occurred and is continuing;

                  (j) so long as no Default or Event of Default has occurred and is continuing at the time of incurrence thereof, other Indebtedness of the Borrower and its Subsidiaries (excluding Synthetic Lease Obligations) in an aggregate principal amount not to exceed at any one time outstanding 3% of Net Worth;

                  (k) obligations consisting of guarantees of Indebtedness of insurance agents of an Insurance Subsidiary in an aggregate amount not to exceed at any one time outstanding 2% of Net Worth;

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                  (l)      Indebtedness of the Borrower or a Subsidiary owing to
         the Borrower or another Subsidiary, provided that the payment of such Indebtedness by the Borrower or a Subsidiary that is a Subsidiary Guarantor is subordinate to the payment of the Obligations pursuant to
         Section 2.8 of the Subsidiary Guaranty or otherwise in a manner satisfactory to the Administrative Agent;

                  (m)      Non-Recourse Debt of the Designated Subsidiaries;

                  (n) so long as no Default or Event of Default has occurred and is continuing at the time of incurrence thereof, Synthetic Lease Obligations of the Borrower, provided the aggregate Attributable Indebtedness in respect thereof shall not exceed at any one time outstanding 3% of Net Worth; and

                  (o) any extensions, renewals or refinancings of the foregoing on terms substantially similar to, or more favorable to the Borrower than (but not less favorable to the Lenders), the terms of the Indebtedness being extended, renewed or refinanced.

         (c) Exhibit E, Compliance Certificate, is hereby amended to be in the form of Exhibit E hereto.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

         (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) (i) the Borrower has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by the Borrower, and (iii) this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (d) neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its properties are subject; and

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         (e)      no authorization, approval, consent, or other action by,
notice to, or filing with, any governmental authority or other Person (including the board of directors of the Borrower) is required for the execution, delivery or performance by the Borrower of this First Amendment.

         3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective upon satisfaction or completion of the following:

         (a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders;

         (b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower; and

         (c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         4.       REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

         (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

         5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

         6. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

         7. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, provided that each party shall

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retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

         8. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

         9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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         IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

                                     FIDELITY NATIONAL FINANCIAL, INC.

                                     By: /s/ PATRICK S. FARENGA
                                         --------------------------------------
                                         Name:      Patrick S. Farenga
                                         Title:     Vice President - Treasurer

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                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent

                                       By:  /s/ JIM V. MILLER
                                            ------------------------------------
                                            Name:      Jim V. Miller
                                            Title:     Managing Director

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                                       BANK OF AMERICA, N.A., as a Lender and
                                       Swing Line Lender

                                       By:  /s/ JIM V. MILLER
                                            ------------------------------------
                                            Name:      Jim V. Miller
                                            Title:     Managing Director

                                       8
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                                       JPMORGAN CHASE BANK, as a Lender and
                                       Co-Syndication Agent

                                       By: /s/ LAWRENCE PALUMBO, JR.
                                           ------------------------------------
                                           Name:      Lawrence Palumbo, Jr.
                                           Title:     Vice President

                                       9
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                                       U.S. BANK NATIONAL ASSOCIATION, as a
                                       Lender and Co-Syndication Agent

                                       By: /s/ DOUGLAS A. RICH
                                           -------------------------------------
                                           Name:      Douglas A. Rich
                                           Title:     Vice President

                                       10
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                                       SUNTRUST BANK, as a Lender and
                                       Co-Syndication Agent

                                       By: /s/ KIMBERLY EVANS
                                           -------------------------------------
                                           Name:      Kimberly Evans
                                           Title:     Director

                                       11
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                                       WACHOVIA BANK, NATIONAL ASSOCIATION, as a
                                       Lender and Co-Syndication Agent

                                       By: /s/ MARK B. FELKER
                                           ------------------------------------
                                           Name:      Mark B. Felker
                                           Title:     Managing Director

                                       12
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                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                       as a Lender and Co-Managing Agent

                                       By: /s/ ROGER FLEISCHMANN
                                           ------------------------------------
                                           Name:      Roger Fleischmann
                                           Title:     Senior Vice President

                                       By: /s/ COTTY WALLACE
                                           -------------------------------------
                                           Name:      Cotty Wallace
                                           Title:     Senior Vice President

                                       13
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                                       UNION BANK OF CALIFORNIA, N.A., as a
                                       Lender and Co-Managing Agent

                                       By: /s/ JOSEPH ARGABRITE
                                           ------------------------------------
                                           Name:      Joseph Argabrite
                                           Title:     Vice President

                                       14
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                                       BANK OF THE WEST, as a Lender and
                                       Co-Managing Agent

                                       By: /s/ DALE PATERSON
                                           -------------------------------------
                                           Name:      Dale Paterson
                                           Title:     Vice President

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                                       COMERICA BANK, as a Lender and
                                       Co-Managing Agent

                                       By: /s/ JAMES F. COOPER
                                           ------------------------------------
                                           Name:      James F. Cooper
                                           Title:     First Vice President

                                       16
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                                      HARRIS NESBITT FINANCING, INC.
                                      (formerly known as BMO Nesbitt Burns
                                      Financing, Inc.)

                                      By: /s/ JOSEPH W. LINDER
                                          -------------------------------------
                                          Name:      Joseph Linder
                                          Title:     Vice President

                                       17
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                                      SUMITOMO MITSUI BANKING CORP., NEW YORK,
                                      as a Lender and Co-Managing Agent

                                      By: /s/ ROBERT H. RILEY III
                                          -------------------------------------
                                          Name:      Robert H. Riley III
                                          Title:     Senior Vice President

                                       18
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                                      MIZUHO CORPORATE BANK, LTD., as a Lender

                                      By:  /s/ ROBERT GALLAGHER
                                           ------------------------------------
                                           Name:      Robert Gallagher
                                           Title:     Senior Vice President

                                       19
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                                      KEYBANK NATIONAL ASSOCIATION, as a Lender

                                      By: /s/ MARY K. YOUNG
                                          ------------------------------------
                                          Name:      Mary K. Young
                                          Title:     Vice President

                                       20
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                                      FIFTH THIRD BANK, as a Lender

                                      By: /s/ ANDY BUSCHE
                                          -------------------------------------
                                          Name:      Andy Busche
                                          Title:     Vice President

                                       21
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                                      COMPASS BANK, as a Lender

                                      By: /s/ GARY D. PITCOCK
                                          -------------------------------------
                                          Name:      Gary D. Pitcock
                                          Title:     Vice President

                                       22
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                                       CITIBANK (WEST), FSB, as a Lender

                                       By: /s/ DENNIS J. JANS
                                           ------------------------------------
                                           Name:      Dennis J. Jans
                                           Title:     Vice President

                                       23
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                                       BANK ONE, NA, as a Lender

                                       By:  /s/ CHERIE G. WARD
                                            ------------------------------------
                                            Name:      Cherie G. Ward
                                            Title:     Vice President

                                       24
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                                       NATIONAL CITY BANK, as a Lender

                                       By:
                                            ------------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

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                                       CHANG HWA COMMERCIAL BANK, LTD., NEW YORK
                                       BRANCH, as a Lender

                                       By: /s/ MING HSIEN LIN
                                           ------------------------------------
                                           Name:      Ming Hsien Lin
                                           Title:     SVP & General Manager

                                       26
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                                       HUA NAN COMMERCIAL BANK, LTD. NEW YORK
                                       AGENCY, as a Lender

                                       By:
                                            ------------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

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                                       BANK OF HAWAII, as a Lender

                                       By:  /s/ JOHN P. MCKENNA
                                            -----------------------------------
                                            Name:      John McKenna
                                            Title:     Vice President

                                       28
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                                       WASHINGTON MUTUAL BANK, as a Lender

                                       By: /s/ ELIZABETH RECORDS
                                           ------------------------------------
                                           Name:      Elizabeth Records
                                           Title:     Credit Manager, A.V.P.

                                       29
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                                       LA SALLE BANK NATIONAL ASSOCIATION, as a
                                       Lender and Co-Managing Agent

                                       By: /s/ WILL S. BLOOM
                                           ------------------------------------
                                           Name:      Will S. Bloom
                                           Title:     Commercial Banking Officer

                                       30
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                                       FLEET NATIONAL BANK, as a Lender

                                       By: /s/ JIM V. MILLER
                                           ------------------------------------
                                           Name:      Jim V. Miller
                                           Title:     Managing Director

                                       31
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                                       PNC BANK, NATIONAL ASSOCIATION,
                                       as a Lender

                                       By:  /s/ LOUIS A. STAMPKOWSKI
                                            -----------------------------------
                                            Name:      Louis A. Stampkowski
                                            Title:     Vice President

                                       32
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                                       THE INTERNATIONAL COMMERCIAL BANK OF
                                       CHINA, LOS ANGELES BRANCH, as a Lender

                                       By:
                                            ------------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

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